UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2022

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive

Dartmouth, Nova Scotia, Canada B2Y 4M9

(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Meta Materials Inc., a Nevada corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on December 5, 2022, in accordance with the Company’s 2022 Proxy Statement sent to the Company’s stockholders on or around October 26, 2022 (the “Proxy Statement”). Of the 361,523,063 voting shares outstanding as of the record date, 192,556,738 voting shares were represented in person via internet webcast or by proxy, constituting approximately 53.26% of the total shares outstanding and entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until the Company’s 2023 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of the voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John R. Harding	145,448,498	938,197	54,390,716
George Palikaras	145,387,404	999,291	54,390,716
Maurice Guitton	142,803,576	3,583,119	54,390,716
Allison Christilaw	144,989,039	1,397,656	54,390,716
Steen Karsbo	144,361,801	2,024,894	54,390,716
Eric M Leslie	143,135,644	3,251,050	54,390,716
Ken Hannah	144,841,033	1,545,662	54,390,716

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. Proposal to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions
190,722,224	893,355	944,159

3.

Approval, on a non-binding advisory basis, of the Company’s executive compensation. Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s executive officers was approved, on a non-binding advisory basis, based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,091,853	5,500,711	1,793,811	54,391,036

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

/s/ Ken Rice
Ken Rice
Chief Financial Officer & Chief Operating Officer

Date: December 6, 2022